SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2000




                           CITIZENS FIRST CORPORATION

                  (Exact Name of Registrant as Specified in Charter)


   Kentucky                              333-67435                61-0912615
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
   Incorporation)                                            Identification No.)

1805 Campbell Lane, Bowling Green, Kentucky                         42104
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (270) 393-0700


                                        Not Applicable
                 (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

(a) The Registrant announced today that Bill D. Wright has accepted the position of Vice President and Chief Financial Officer effective May 15, 2000.
    Mr. Wright is currently Manager of Accounting with Holley Performance Products Inc. He was formerly Assistant Controller/Assistant Treasurer with Trans Financial Inc. Gregg A. Hall, Vice-President and Chief Financial Officer of the Registrant, announced on April 17, 2000 his resignation from his position with the Registrant. Mr. Hall indicated his resignation would be effective June 16, 2000. Mr. Wright's employment contract is attached.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CITIZENS FIRST CORPORATION




Date: April 27, 2000                                    /s/ Mary D. Cohron
                                                        ------------------
                                                            Mary D. Cohron
                                                            President and
                                                      Chief Executive Officer
                                                   (Principal Executive Officer)


Date: April 27, 2000
                                                       /s/   Gregg A. Hall
                                                       -------------------
                                                            Vice-President and
                                                         Chief Financial Officer
                                    (Principal Financial and Accounting Officer)